UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2019

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On January 16, 2019, The Goldman Sachs Group, Inc. (Group Inc. and, together with its consolidated subsidiaries, the firm) reported its earnings for the fourth quarter and year ended December 31, 2018. A copy of Group Inc.’s press release containing this information is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 16, 2019, at 9:30 a.m. (ET), the firm will hold a conference call to discuss the firm’s financial results, outlook and related matters. A copy of the presentation for the conference call is attached as Exhibit 99.2 to this Report on Form 8-K.

Item 8.01 Other Events.

On December 17, 2018, the Attorney General of Malaysia issued a press statement that (i) criminal charges in Malaysia had been filed against Goldman Sachs International, as the arranger of three debt offerings of 1Malaysia Development Berhad (1MDB), for alleged disclosure deficiencies in the offering documents relating to, among other things, the use of proceeds, (ii) Goldman Sachs (Asia) LLC, Goldman Sachs (Singapore) PTE, Tim Leissner (a former participating managing director) and others had been criminally charged in Malaysia, and indicated that Ng Chong Hwa (a former managing director) would be charged shortly, and (iii) prosecutors in Malaysia will seek criminal fines against the accused in excess of $2.7 billion plus the $600 million of fees received in connection with the debt offerings.

In November and December 2018, a shareholder books and records demand was made and purported securities law class action lawsuits and other litigation (including by International Petroleum Investment Company, the guarantor of certain of the debt) were initiated or threatened related to 1MDB.

See   the   disclosures   concerning    1MDB   related   matters   in    our   Quarterly   Report   on    Form 10-Q   for   the    period   ended September 30, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Group Inc. dated January 16, 2019 containing financial information for its fourth quarter and year ended December 31, 2018.

The quotation on page 1 of Exhibit 99.1 and the information under the caption “Annual Highlights” on the following page (Excluded Sections) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Group Inc. under the Securities Act of 1933 or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Sections, shall be deemed “filed” for purposes of the Exchange Act.

99.2	Presentation of Group Inc. dated January 16, 2019, for the conference call on January 16, 2019.

Exhibit 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Group Inc. under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 16, 2019	By:	/s/ Stephen M. Scherr
Name: Stephen M. Scherr
Title: Chief Financial Officer